Income Taxes - Reconciliation of Expected Income Tax Expense at Federal Statutory Rate of 35 Percent to Company's Applicable Income Tax Expense (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Income Tax Disclosure [Abstract]
Tax at statutory rate	$ 2,717	$ 2,704	$ 2,320
State income tax, at statutory rates, net of federal tax benefit	150	220	159
Tax effect of
Tax credits, net of related expenses	(648)	(479)	(458)
Tax-exempt income	(212)	(219)	(226)
Noncontrolling interests	37	55	29
Other items	(12)	(45)	17
Applicable income taxes	$ 2,032	$ 2,236	$ 1,841